                                                                    EXHIBIT 10.3



                              CAIS INTERNET, INC.
                            1255 22/ND/ Street, N.W.
                             Washington, DC 20037

                           SERIES A PREFERRED STOCK
                        AND WARRANT PURCHASE AGREEMENT


                               February 19, 1999

                               TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
Section 1  Authorization and Sale of Preferred Stock and Warrants..............................................   1
         1.1      Authorization................................................................................   1
         1.2      Sale and Issuance of Shares and Warrants.....................................................   1

Section 2  Closing Dates; Delivery.............................................................................   1
         2.1      Closing......................................................................................   1
         2.2      Delivery.....................................................................................   2

Section 3 Representations and Warranties of the Company........................................................   2
         3.1      Organization and Standing; Certificate and By-Laws...........................................   2
         3.2      Corporate Power..............................................................................   2
         3.3      Authorization................................................................................   3
         3.4      Subsidiary...................................................................................   3
         3.5      No Violation or Default......................................................................   4
         3.6      Consent......................................................................................   4
         3.7      Capitalization...............................................................................   5
         3.8      Financial Statements.........................................................................   5
         3.9      Changes......................................................................................   6
         3.10     Environmental Matters........................................................................   7
         3.11     Litigation...................................................................................   7
         3.12     Title to Properties and Assets; Liens........................................................   8
         3.13     Intellectual Property; Trademarks............................................................   8
         3.14     Tax Matters..................................................................................   9
         3.15     Investment Company...........................................................................   9
         3.16     Employee Matters.............................................................................   9
         3.17     Condition of System..........................................................................   9
         3.18     Fees; License Compliance.....................................................................   9
         3.19     No Conflict of Interest......................................................................  10
         3.20     Agreements; Action...........................................................................  10
         3.21     Brokers or Finders...........................................................................  11
         3.22     Disclosure...................................................................................  11

Section 4 Representations and Warranties of the Purchasers.....................................................  11
         4.1      Experience; Speculative Nature of Investment.................................................  11
         4.2      Investment...................................................................................  11
         4.3      Restricted Securities........................................................................  12
         4.4      No Public Market.............................................................................  12
         4.5      Access to Data...............................................................................  12
         4.6      Authorization................................................................................  12

         4.7      Brokers or Finders...........................................................................  12
         4.8      Tax Liability................................................................................  13

Section 5 Conditions to Purchasers' Obligations to Close.......................................................  13
         5.1      Representations and Warranties Correct.......................................................  13
         5.2      Covenants....................................................................................  13
         5.3      Opinion of Company's Counsel.................................................................  13
         5.4      Blue Sky.....................................................................................  13
         5.5      Stockholders Agreement.......................................................................  13
         5.6      Conversion of Affiliate Debt.................................................................  13
         5.7      ING Consent..................................................................................  13

Section 6 Conditions to Company's Obligations to Close.........................................................  14
         6.1      Representations and Warranties Correct.......................................................  14
         6.2      Covenants....................................................................................  14
         6.3      Blue Sky.....................................................................................  14
         6.4      Stockholders Agreement.......................................................................  14
         6.5      ING Consent..................................................................................  14

Section 7 Confidential Information.............................................................................  14
         7.1      Confidential Company Information.............................................................  14
         7.2      Confidential Purchaser Information...........................................................  15

Section 8 Miscellaneous........................................................................................  15
         8.1      Governing Law................................................................................  15
         8.2      Jurisdiction; Jury Trial Waiver..............................................................  15
         8.3      Survival.....................................................................................  15
         8.4      Successors and Assigns.......................................................................  15
         8.5      Entire Agreement; Amendment..................................................................  15
         8.6      Notices, etc.................................................................................  16
         8.7      Delays or Omissions..........................................................................  16
         8.8      Counterparts.................................................................................  16
         8.9      Severability.................................................................................  16
         8.10     Titles and Subtitles.........................................................................  17
         8.11     Expenses.....................................................................................  17
         8.12     Use of Proceeds..............................................................................  17

EXHIBITS

A    Schedule of Purchasers
B    Form of Warrant
C    Amended and Restated Certificate of Incorporation
D    Bylaws
E    Disclosure Schedule
F    Stockholders Agreement
G    Financial Statements
H    Opinion of Counsel for the Company
I    Form of Promissory Note

                              CAIS INTERNET, INC.

                            SERIES A PREFERRED STOCK
                         AND WARRANT PURCHASE AGREEMENT

     This Series A Preferred Stock and Warrant Purchase Agreement (this "Agreement") is made as of February 19, 1999 by and among CAIS Internet, Inc.
 ---------
(f/k/a CGX Communications, Inc.), a Delaware corporation (the "Company"), and
                                                               -------
the persons and entities listed on the Schedule of Purchasers attached hereto as Exhibit A (collectively the "Purchasers," and each individually a "Purchaser").
---------                    -----------                           ---------

                                   SECTION 1

             AUTHORIZATION AND SALE OF PREFERRED STOCK AND WARRANTS
             ------------------------------------------------------

     1.1  AUTHORIZATION.  The Company has authorized the sale and issuance of
          -------------
(i) up to an aggregate of 2,827,168 shares of the Company's Series A Preferred Stock, par value $.01 per share ("Series A Shares"), and (ii) warrants (the
                                  ---------------
"Warrants") to purchase shares of the Company's Common Stock, par value $.01 per
 --------
share (the "Common Stock"), in such number and at such exercise price as to be
            ------------
determined in accordance with the form of Warrant attached hereto as Exhibit B.
                                                                     ---------
The Series A Shares and the Warrants are herein sometimes collectively referred to as the "Securities."
           ----------

     1.2  SALE AND ISSUANCE OF SHARES AND WARRANTS.  Subject to the terms and
          ----------------------------------------
conditions of this Agreement, each Purchaser agrees to purchase from the Company, and the Company agrees to sell and issue to each Purchaser (i) the number of Series A Shares set forth in the column designated "Number of Series A
                                                              ------------------
Shares" opposite such Purchaser's name on the Schedule of Purchasers attached
------
hereto as Exhibit A, at a purchase price of $4.07 per share, and (ii) a Warrant
          ---------
having a "Warrant Share Percentage" set forth in the column designated as such
          ------------------------
opposite such Purchaser's name on the Schedule of Purchasers attached hereto as Exhibit A. The Company's agreement with each Purchaser is a separate agreement,
---------
and the sale of the Series A Shares to each Purchaser is a separate sale.

                                   SECTION 2

                            CLOSING DATES; DELIVERY
                            -----------------------

     2.1  CLOSING.  The purchase and sale of the Securities hereunder shall take
          -------
place at a closing (the "Closing") on February 19, 1999 (the "Closing Date").
                         -------                              ------------
The Closing shall be held at the offices of Swidler Berlin Shereff Friedman, LLP, 3000 K Street, N.W., Washington, D.C. 20007, at 2:00 p.m. local time, on the Closing Date, or at such other time and place upon which the Company and the Purchasers shall agree.

     2.2  DELIVERY.  At the Closing, the Company will deliver to each Purchaser,
          --------
as set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto as Exhibit
                   -------

A, (i) a certificate registered in such Purchaser's name representing the number
-
of Series A Shares to be purchased specified in the column designated "Number of
                                                                       ---------
Series A Shares" against payment of the purchase price therefor, and (ii) a
---------------
Warrant having a Warrant Share Percentage specified in the column designated "Warrant Share Percentage" opposite such Purchaser's name on the Schedule of
 ------------------------
Purchasers. At the Closing, each Purchaser will pay to the Company by cancellation of indebtedness and/or wire transfer of immediately available federal funds per the Company's instructions cash in the amount set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto as Exhibit A in the column designated "Purchase Price." Notwithstanding the
---------                           --------------
foregoing, of such amount payable by Chancery Lane, L.P., $2,000,000 shall be paid in cash as aforesaid, and $8,000,000 shall be paid by delivery of a promissory note in the form of Exhibit I hereto.
                               ---------

                                   SECTION 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     The Company represents and warrants to the Purchasers as of the date of this Agreement that except as set forth in the disclosure schedule (the "Disclosure Schedule") attached as Exhibit E:
 -------------------               ---------

     3.1  ORGANIZATION AND STANDING; CERTIFICATE AND BY-LAWS.  The Company is a
          --------------------------------------------------
corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified would reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or liabilities of the Company and its Subsidiary (as defined in Section 3.4 below) taken as a whole (a "Material
                                                                  --------
Adverse Effect").  A true and correct copy of the Company's Amended and Restated
--------------
Certificate of Incorporation (the "Restated Certificate") is attached hereto as
                                   --------------------
Exhibit C, and a true and correct copy of the Company's By-Laws (the "By-Laws")
---------                                                             -------
is attached hereto as Exhibit D, which in each case shall be in full force and
                      ---------
effect as of the Closing Date. Such copies contain all amendments through the Closing Date.

     3.2  CORPORATE POWER.  The Company has all requisite legal and corporate
          ---------------
power and authority to execute and deliver this Agreement, the Warrants and that certain Stockholders Agreement entered into by and among the Company, the Purchasers and the Existing Stockholders (as defined therein) dated as of the date hereof and attached as Exhibit F (the "Stockholders Agreement"), to sell
                            ---------       ----------------------
and issue the Securities hereunder, to issue the shares of the Common Stock issuable upon conversion of the Series A Shares and upon exercise of the Warrants, and to carry out and perform its obligations under the terms of this Agreement, the Warrants and the Stockholders Agreement. The shares of Common Stock issuable upon conversion of the Series A Shares and upon exercise of the Warrants are sometimes collectively referred to as the "Conversion Stock." This
                                                        ----------------
Agreement, the Warrants and the Stockholders Agreement are sometimes collectively referred to as the "Transaction Documents."
                                 ---------------------

     3.3  AUTHORIZATION.  All action on the part of the Company, its directors
          -------------
and stockholders necessary for the authorization, execution and delivery of the Transaction Documents, the performance by the Company of its obligations thereunder, and the authorization, sale, issuance and delivery of the Securities has been taken or will be taken prior to each Closing. The Transaction Documents, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and except as the indemnification provisions of Section 5.7 of the Stockholders Agreement may be limited by principles of public policy. The Series A Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will have the rights, preferences and privileges described in the Restated Certificate; the Conversion Stock has been duly and validly reserved and, when issued in compliance with the terms of this Agreement, the Warrants and the Restated Certificate will be validly issued, fully paid and nonassessable, and will have the rights, preferences and privileges described in the Restated Certificate; and the Series A Shares and the Conversion Stock will be delivered to the Purchasers free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon or by virtue of the Purchasers; provided, however, that the Series A Shares and the Conversion Stock are subject to restrictions on transfer under state and/or federal securities laws as set forth herein and in the Stockholders Agreement. Except as set forth in the Certificate of Incorporation and the Stockholders Agreement, the Series A Shares, the Warrants and the Conversion Stock are not subject to any preemptive rights or rights of first refusal.

     3.4  SUBSIDIARY.
          ----------

          (a) The Disclosure Schedule sets forth a list of (i) the only corporation, partnership, limited liability company, firm or other entity of which 50 percent or more of the voting power, equity securities or equity interest is owned, directly or indirectly, by the Company (the "Subsidiary") and
                                                                ----------
(ii) any other corporation, partnership, limited liability company or other entity in which the Company or any Subsidiary currently owns, directly or indirectly, any equity interest (an "Affiliated Entity"). For purposes of
                                     -----------------
determining whether an entity is an Affiliated Entity, unexercised options or other future or contingent rights to acquire equity in those entities in which the Company or the Subsidiary has invested less than U. S. $50,000 individually or less than U.S. $250,000 in the aggregate shall not be deemed to be equity interests that are currently owned directly or indirectly. The Disclosure Schedule sets forth the percentage record and beneficial ownership interest of the Company in the Subsidiary and each Affiliated Entity. The Subsidiary has been fully formed and is validly existing under the laws of the jurisdiction of its formation, is duly licensed or qualified to transact business in each jurisdiction where the failure to be qualified would have a material adverse effect on the financial condition, results of operations, assets or liabilities of such Subsidiary, and has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The issued and outstanding shares of capital stock of the Subsidiary has been duly and validly authorized and issued and is fully paid and nonassessable. The equity interests held by the Company or the Subsidiary in each Affiliated

Entity are owned beneficially or of record by the Company and/or the Subsidiary free and clear of any liens, encumbrances or adverse claims, other than rights set forth in agreements listed in Section 3.4 of the Disclosure Schedule, copies of which agreements will be provided to the Purchasers upon request, relating to arrangements between the Company and the Subsidiary or their nominees.

          (b) On February 12, 1999, the Company completed a reorganization (the "Reorganization") whereby the following transactions were effectuated: (i) the
 --------------
Company transferred to its then wholly owned subsidiary Cleartel Communications, Inc., a District of Columbia corporation ("Cleartel, Inc."), all of its limited
                                           --------------
partnership interests in Cleartel Communications Limited Partnership, a District of Columbia limited partnership ("Cleartel, L.P."), of which Cleartel, Inc. was
                                  --------------
then the sole general partner, and the Company was the sole limited partner;
(ii) Cleartel, Inc. was liquidated; and (iii) the Company spun-off Cleartel, Inc. by means of a stock dividend paid to stockholders of record of the Company as of February 12, 1999. Cleartel, Inc. and Cleartel, L.P. were solvent as of the date of, and after giving effect to, the Reorganization. Neither the Company nor the Subsidiary has any liabilities or obligations related to the Cleartel, Inc. or Cleartel, L.P. except for the $3,491,000 of indebtedness of the Company to Cleartel, Inc., a portion of which is to be repaid as provided in Section 8.12. Neither the execution of the Transaction Documents by the Purchasers nor their acquisition and ownership of the Securities will result in any tax liability for the Purchasers resulting from the Reorganization.

     3.5  NO VIOLATION OR DEFAULT.   The execution, delivery and performance of
          -----------------------
and compliance with the Transaction Documents, and the issuance of the Securities and the Conversion Stock (i) have not resulted and will not result in any violation of, or conflict with, or constitute a default under, the Restated Certificate or the Company's By-Laws or any of its material agreements or obligations or, in any material respect, any applicable order, statute, rule, regulation, order or decree, nor (ii) will it result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the material properties or assets of the Company. Neither the Company nor the Subsidiary is in violation of or in default under (i) its certificate of incorporation or By-Laws or, to the best of the Company's knowledge, any judgment, order, writ, decree, statute, rule or regulation applicable to it, or (ii) any mortgage or indenture, or any other material agreement, instrument or contract to which it is a party or by which it is bound.

     3.6  CONSENTS.   No consent, approval or authorization of or designation,
          --------
declaration or filing with any governmental authority or other third party on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents, or the offer, sale or issuance of the Securities and the Conversion Stock, or the consummation of any other transaction contemplated hereby or thereby, except for qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Securities and the Conversion Stock under applicable blue sky laws, which qualifications, if required, will be accomplished in a timely manner, and the consent referred to in Sections 5.7 and 6.5.

     3.7  CAPITALIZATION.  The authorized capital stock of the Company consists
          --------------
of 100,000,000 shares of Common Stock, of which 9,965,505 shares are issued and outstanding as of the date of this Agreement, and 25,000,000 shares of preferred stock, par value $.01 per share, of which 2,827,168 shares are designated as Series A Shares, none of which are issued and outstanding prior to the Closing, and 1,119,679 shares are designated as Series B Preferred Stock, par value $.01 per share (the "Series B Shares"), all of which are issued and outstanding as of the date of
 ---------------
this Agreement. The outstanding Series B Shares and shares of Common Stock have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable. The Company has reserved (a) 2,827,168 Series A Shares for issuance hereunder, (b) 1,500,000 shares of Common Stock for issuance to employees, consultants or directors pursuant to its Amended and Restated 1998 Equity Incentive Plan, (c) 2,033,926 shares of Common Stock for issuance to two executive officers of the Company pursuant to option agreements,
(d) 390,000 shares of Common Stock for issuance upon exercise of warrants held by ING (U.S.) Capital, Inc., (e) 2,827,168 shares of Common Stock for issuance upon conversion of the Series A Shares to be issued hereunder, (f) 1,119,679 shares of Common Stock for issuance upon conversion of the Series B Shares, (g) 1,000,000 shares of Common Stock for issuance upon exercise of the Warrants to be issued hereunder and (h) 25,000 shares of Common Stock for issuance pursuant to the Settlement Agreement dated January 24, 1999 between CAIS, Inc. and Terk Technologies Corp. The Common Stock, the Series A Shares and the Series B Shares have the rights, preferences, privileges and restrictions set forth in the Restated Certificate. Except as set forth above, there are no options, warrants or other rights to purchase any of the Company's authorized and unissued capital stock.

     3.8  FINANCIAL STATEMENTS.  Exhibit G includes: (i) the audited balance
          --------------------   ---------
sheet, statement of operations, statement of changes in stockholders' deficit and statement of cash flows of the Company and its consolidated Subsidiary as of and for the fiscal years ending December 31, 1997 and December 31, 1998 (collectively the "Financial Statements"), which have been prepared in
                   --------------------
accordance with United States generally accepted accounting principles ("USGAAP") consistently applied and are complete and correct in all material
  ------
respects, and accurately set out and describe and fairly present the financial condition and operating results of the Company and its consolidated Subsidiary as of the dates and during the periods indicated therein; and (ii) an accurate and complete unaudited capitalization table (including all indebtedness other than accounts payable incurred in the ordinary course of business) for the Company and its consolidated Subsidiary as of February 12, 1999. Except as set forth in the Financial Statements, the Company has no material indebtedness or liabilities, contingent or otherwise, other than (A) indebtedness or liabilities incurred in the ordinary course of business subsequent to December 31, 1998 and
(B) obligations under contracts and commitments incurred in the ordinary course of business and not required under USGAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with USGAAP.

     3.9  CHANGES.  Since December 31, 1998, there has not been:
          -------

          (i) any change in the assets, liabilities, financial condition or operations of the Company or the Subsidiary except changes in the ordinary course of business which have not been in any case materially adverse and except that the Company and the Subsidiary have continued to incur operating losses consistent with the budgets previously provided to the Purchasers;

          (ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Company or the Subsidiary;

          (iii) any waiver or compromise by the Company or the Subsidiary of a valuable right or of a material debt owed to it;

          (iv) any loans in excess of $10,000 made by the Company or the Subsidiary to their respective employees, officers or directors other than travel advances made in the ordinary course of business (other than loans repaid in connection with the issuance of the Series B Shares);

          (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or the Subsidiary, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results or business of the Company and the Subsidiary (as such business is presently conducted and as it is proposed to be conducted) (other than the discharge of certain indebtedness in connection with the issuance of the Series B Shares);

          (vi) any material change or amendment to a material contract or arrangement by which the Company or the Subsidiary or any of their respective assets or properties is bound or subject;

          (vii) any material change in any compensation arrangement or agreement with any employee of the Company or the Subsidiary;

          (viii) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Company or the Subsidiary;

          (ix) any resignation or termination of employment of any key officer of the Company or the Subsidiary (and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer);

          (x) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company or the Subsidiary;

          (xi) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or the Subsidiary, with respect to any of their respective material properties or assets, except liens for taxes not yet due or payable;

          (xii) any declarations, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

          (xiii) since February 12, 1999, any incurrence of indebtedness by the Company or the Subsidiary (other than accounts payable incurred in the ordinary course of business);

          (xiv) to the best of the Company's knowledge, the occurrence of any other event or condition of any character that materially and adversely affects the assets, properties, financial condition, operating results or business of the Company and the Subsidiary (as such business is presently conducted and as it is proposed to be conducted);

          (xv) the making of an agreement or commitment by the Company to do any of the things described in this Section 3.9, other than as contemplated hereby.

     3.10 ENVIRONMENTAL MATTERS.  The properties, assets and operations of the
          ---------------------
Company and its Subsidiary are in material compliance with all applicable federal, state, local or foreign laws, rules, regulations, permits, licenses and decrees relating to environmental matters or the discharge, release, storage, treatment or clean-up of any materials or substances. No environmental or similar claim has been asserted (or to the best knowledge of the Company threatened) against the Company or the Subsidiary.

     3.11 LITIGATION.  There are no actions, suits, proceedings or
          ----------
investigations pending against the Company or its Subsidiary or their respective properties before any court or governmental agency (nor, to the best of the Company's knowledge, is there any threat thereof). Neither the Company nor the Subsidiary is a party or subject to the provision of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or the Subsidiary currently pending or that the Company or the Subsidiary intends to initiate.

     3.12 TITLE TO PROPERTIES AND ASSETS; LIENS.  Each of the Company and the
          -------------------------------------
Subsidiary has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, (ii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company or the Subsidiary, and which have not arisen otherwise than in the ordinary course of business,
(iii) liens to secure vendor financing or installment purchases, and (iv) liens in favor of ING (U.S.) Capital Corporation.

     3.13 INTELLECTUAL PROPERTY; TRADEMARKS.
          ---------------------------------

          (a) Each of the Company and the Subsidiary has the right to use, free and clear of all liens, charges, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights necessary to the business of the Company or the Subsidiary, as the case may be, as presently conducted. To the best of the Company's knowledge, neither the Company nor the Subsidiary is infringing upon or otherwise acting adversely to the right or claimed right of any other person under or with respect to the foregoing.

          (b) The Company is at least a 50 percent owner of the entire right, title and interest in and to the subject U.S. and foreign (excluding Israel) patents and patent applications included in Attachment A to the Disclosure Schedule (the "Properties"), and, in particular, is a 100 percent owner of the
               ----------
entire right, title and interest in and to U.S. Application No. 08/893,403 and corresponding PCT Application No. PCT/US971/12045.

          (c) To the best knowledge of the Company, the Properties encompass all patents and patent applications relating to communication systems that are wholly or partially owned by Inline Connection Corporation.

          (d) The Company has undertaken a reasonable investigation and has determined that there are no claims, actions or proceedings, pending or threatened, or other information that challenges the validity and/or the enforceability of any of the claims in the patents or of any of the claims of the patent applications that may issue with respect to the Properties.

          (e) The Company will use commercially reasonable efforts to prosecute (to the extent that the Company has a right to do so) all of the pending patent applications listed in Attachment A to the Disclosure Schedule, with a view to obtaining broad patent protection covering technology (known as "Overvoice")
                                                                 ---------
relating to the simultaneous transmission of voice and data over a single traditional copper telephone line at speeds of up to 300 times those of conventional 28.8k dial-up modems and to enable a user to have both designated high-speed Internet access and complete use of his telephone simultaneously over one traditional telephone line.

          (f) There are no encumbrances, third party or otherwise, against any of the Properties.

     3.14 TAX MATTERS.  The Company, the Subsidiary, any predecessor of the
          -----------
Company or the Subsidiary, and all current and former members for income tax purposes of any affiliated group of corporations of which the Company, the Subsidiary or any such predecessor is or has been a member, Cleartel, Inc. and Cleartel, L.P. (collectively, the "Taxpayers") have duly filed all tax reports
                                   ---------
and returns required to be filed by them or have requested and obtained appropriate extensions, including all federal, state, local and foreign tax returns and reports. The Taxpayers have paid in full all taxes required to be paid by such Taxpayers before such payment became delinquent or have otherwise paid any required interest and penalties relating thereto or have made adequate provision (as shown on the Disclosure Schedule), in conformity with USGAAP consistently applied, for the payment of such taxes as well as taxes which may subsequently become due. There are no audits known by the Company to be pending of the tax returns of the Company or the Subsidiary or any other Taxpayer, and there are no claims known by the Company or any Taxpayer which have been or may be asserted relating to any of the tax returns filed for any year which if determined adversely would result in the assertion by any governmental agency of any material deficiency.

     3.15   INVESTMENT COMPANY.  Immediately following each Closing, after
            ------------------
giving effect to the transactions contemplated hereby, neither the Company nor any person, firm or entity controlling, controlled by or under common control with the Company will be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     3.16   EMPLOYEE MATTERS.  Except as set forth in the Disclosure Schedule,
            ----------------
neither the Company nor the Subsidiary has any employment contracts with any of its employees not terminable at will or has any collective bargaining agreement covering any of its employees. The Company is not aware of any labor organization activity involving its or its Subsidiary's employees. The Company and the Subsidiary are in compliance in all material respects with the requirements of (i) the Employee Retirement Income Security Act of 1974, as amended, and (ii) the Internal Revenue Code of 1986, as amended, in each case relating to employee benefit plans, programs and agreements.

     3.17   CONDITION OF SYSTEM.  All material properties, equipment and systems
            -------------------
of the Company and the Subsidiary are in good repair, working order and condition and are in material compliance with all standards and rules imposed
(i) by any governmental agency or authority in which such properties, equipment and/or systems are located or operated and (ii) under any agreements with customers.

     3.18   FEES; LICENSE COMPLIANCE.  Each of the Company and the Subsidiary
            ------------------------
has paid all material franchise, license, or other fees and charges which have become due in respect of its business and has made appropriate provisions as is required by USGAAP for any such fees and charges which have accrued. The Company and the Subsidiary have duly secured all necessary and material permits, licenses, consents and authorizations from and have filed all required and material registrations, applications, reports and other documents with, the appropriate governmental agencies, authorities and commissions and other entities exercising jurisdiction over the business of the Company or the Subsidiary. All of the Company's licenses, including licenses held through or by its Subsidiary or Affiliated Entities, are valid and in full force and effect without conditions except such conditions as are generally applicable to holders of licenses. To the best of the Company's knowledge, no event has occurred and is continuing which could result in the termination, revocation or adverse modification of any license. The Company does not have any reason to believe that its licenses, including licenses held through or by its Subsidiary or Affiliated Entities, will not be renewed in the ordinary course.

     3.19   NO CONFLICT OF INTEREST.  Except as set forth in the Disclosure
            -----------------------
Schedule, neither the Company nor the Subsidiary is indebted, directly or indirectly, to any of its officers, directors or stockholders or to their respective spouses or children, in any amount whatsoever, other than for normal travel advances or reimbursement for normal business expenses; and none of such officers, directors or stockholders, or any members of their immediate families is indebted to the Company or the Subsidiary. The Disclosure Schedule sets forth a description of all transactions since January 1, 1996, between the Company or the Subsidiary and any of their respective officers, directors and stockholders, and their respective spouses and children in which such persons had a direct or indirect material interest.

     3.20 AGREEMENTS; ACTION.
          ------------------

          (a) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company or the Subsidiary in excess of $50,000, (ii) the license of any patent, copyright, trade secret or other proprietary rights to or from the Company or the Subsidiary, (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's or the Subsidiary's products or services or (iv) indemnification by the Company or the Subsidiary with respect to infringements of proprietary rights.

          (b) Neither the Company nor the Subsidiary is a party to or is bound by any contract, agreement or instrument, or subject to any restriction under its certificate or articles of incorporation or its by-laws, that adversely affects its business as now conducted or as proposed to be conducted, or its properties or financial condition.

          (c) Neither the Company nor the Subsidiary has engaged in the past three months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company or the Subsidiary with or into any such corporation or corporations, (ii) with any corporation or corporations, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or the Subsidiary or a transaction or series of related transactions in which more than 50 percent of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company or the Subsidiary.

          (d) Except as provided in the Stockholders Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity other than ING (U.S.) Capital Corporation.

     3.21 BROKERS OR FINDERS.  The Company has not engaged any broker, finder or
          ------------------
agent, and the Purchasers have not, and will not, incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders' fees or agents' commissions or any similar changes in connection with the Transaction Documents. In the event that the preceding sentence is in any way inaccurate, the Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability) for which any Purchaser, or any of their officers, directors, employees or representatives, is responsible.

     3.22 DISCLOSURE.  The Transaction Documents, and all other information
          ----------
about the Company and the Subsidiary provided by the Company to the Purchasers in writing in connection herewith, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                                   SECTION 4

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS
                ------------------------------------------------

     Each Purchaser hereby severally represents and warrants to the Company with respect to the purchase of Series A Shares by such Purchaser and with respect only to such Purchaser, as follows:

     4.1  EXPERIENCE; SPECULATIVE NATURE OF INVESTMENT.  The Purchaser (or its
          --------------------------------------------
principals or advisors) has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and the Purchaser is in a position to lose the entire amount of such investment.

     4.2  INVESTMENT.  The Purchaser is acquiring the Securities and the
          ----------
underlying Conversion Stock for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Securities to be purchased hereby and the underlying Conversion Stock have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission.

     4.3  RESTRICTED SECURITIES.  The Purchaser acknowledges that the Securities
          ---------------------
and the underlying Conversion Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from the registration requirements of the Securities Act is available.

     4.4  NO PUBLIC MARKET.  The Purchaser understands that no public market now
          ----------------
exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

     4.5  ACCESS TO DATA.  The Purchaser has had an opportunity to discuss the
          --------------
Company's business, management and financial affairs with the Company's management. The Purchaser had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Purchaser understands that such discussions, as well as any other written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not an exhaustive description. The foregoing, however, shall not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Purchaser to rely thereon.

     4.6  AUTHORIZATION.  This Agreement and the Stockholders Agreement, when
          -------------
executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and except as the indemnification provisions of Section 5.7 of the Stockholders Agreement may be limited by principles of public policy.

     4.7  BROKERS OR FINDERS.  The Purchaser has not engaged any broker, finder
          ------------------
or agent, and the Company has not, and will not, incur, directly or indirectly, as a result of any action taken by the Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Transaction Documents. In the event that the preceding sentence is in any way inaccurate, such Purchaser agrees to indemnify and hold harmless the Company and each other Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability) for which the Company, any other Purchaser, or any of their officers, directors, employees or representatives, is responsible.

     4.8  TAX LIABILITY.  The Purchaser has reviewed with its own tax advisors
          -------------
the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Transaction Documents. With respect to such matters, the Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents other than the representations and warranties set forth herein. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Transaction Documents. The foregoing representations of the Purchasers shall not affect their entitlement to rely upon the representations of the Company set forth in Section 3.4(b).

                                   SECTION 5

                 CONDITIONS TO PURCHASERS' OBLIGATIONS TO CLOSE
                 ----------------------------------------------

     The Purchasers' obligations to purchase the Series A Shares at each Closing are, unless waived by the Purchasers, subject to the fulfillment of the following conditions:

     5.1  REPRESENTATIONS AND WARRANTIES CORRECT.  The representations and
          --------------------------------------
warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

     5.2  COVENANTS.  All covenants and agreements contained in this Agreement
          ---------
and the Stockholders Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

     5.3  OPINION OF COMPANY'S COUNSEL.  The Purchasers shall have received from
          ----------------------------
Swidler Berlin Shereff Friedman, LLP, counsel to the Company, an opinion addressed to them, dated the Closing Date, in substantially the form of Exhibit
                                                                        -------
H.
-

     5.4  BLUE SKY.  The Company shall have obtained all necessary Blue Sky law
          --------
permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series A Shares and the Conversion Stock.

     5.5  STOCKHOLDERS AGREEMENT.  The Purchasers shall have executed and
          ----------------------
delivered the Stockholders Agreement.

     5.6  CONVERSION OF AFFILIATE DEBT.  Ulysses G. Auger, Sr. and Ulysses G.
          ----------------------------
Auger, II shall have exchanged all of the debt owed to them by the Company for 1,119,679 Series B Shares.

     5.7  ING CONSENT.  The Purchasers shall have received from the Company the
          -----------
consent of ING (U.S.) Capital Corporation to the transactions contemplated by, and to be consummated in connection with, this Agreement, which consent shall be reasonably satisfactory to the Purchasers.


                                   SECTION 6

                  CONDITIONS TO COMPANY'S OBLIGATIONS TO CLOSE
                  --------------------------------------------

     The Company's obligation to sell and issue the Securities at each Closing is, unless waived by the Company, subject to the fulfillment of the following conditions:

     6.1  REPRESENTATIONS AND WARRANTIES CORRECT.  The representations and
          --------------------------------------
warranties made by the Purchasers in Section 4 hereof shall be true and correct in all material respects as of the Closing Date.

     6.2  COVENANTS.  All covenants and agreements contained in this Agreement
          ---------
and the Stockholders Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

     6.3  BLUE SKY.  The Company shall have obtained all necessary Blue Sky law
          --------
permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series A Shares and the Conversion Stock.

     6.4  STOCKHOLDERS AGREEMENT.  The Purchasers shall have executed and
          ----------------------
delivered the Stockholders Agreement.

     6.5  ING CONSENT.  The Company shall have received from ING (U.S.) Capital
          -----------
Corporation its consent to the transactions contemplated by, and to be consummated in connection with, this Agreement, which consent shall be reasonably satisfactory to the Company.

                                   SECTION 7

                            CONFIDENTIAL INFORMATION
                            ------------------------

     7.1  CONFIDENTIAL COMPANY INFORMATION.  The Purchasers covenant and agree
          --------------------------------
that they shall maintain the confidentiality of all nonpublic information related to the business of the Company made available to them and/or any of their representatives by the Company ("Confidential Company Information"). The
                                       --------------------------------
Purchasers further covenant and agree that they shall not disclose any Confidential Company Information to any person or entity, other than their partners, officers, directors, employees, attorneys, accountants and other agents with a legitimate need for such information (which individuals and entities the Purchasers shall cause to comply with this Section 7.1), except as required by law, without the prior written consent of the Company. The Purchasers agree that violation of this Section 7.1 would cause immediate and irreparable damage to the business of the Company, and consent to the entry of immediate and permanent injunctive relief for any violation hereof.

     7.2  CONFIDENTIAL PURCHASER INFORMATION.  The Company covenants and agrees
          ----------------------------------
that it shall maintain the confidentiality of all nonpublic information related to the business of the Purchasers made available to it and/or any of its representatives by the Purchasers ("Confidential Purchaser Information"). The
                                    ----------------------------------
Company further covenants and agrees that it shall not disclose any Confidential Purchaser Information to any person or entity, other than its partners, officers, directors, employees, attorneys, accountants and other agents with a legitimate need for such information (which individuals and entities the Company shall cause to comply with this Section 7.2), except as required by law, without the prior written consent of the Purchasers. The Company agrees that violation of this Section 7.2 would cause immediate and irreparable damage to the business of the Purchasers, and consents to the entry of immediate and permanent injunctive relief for any violation hereof.

                                   SECTION 8

                                 MISCELLANEOUS
                                 -------------

     8.1  GOVERNING LAW.  This Agreement shall be governed in all respects by
          -------------
the internal laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

     8.2  JURISDICTION; JURY TRIAL WAIVER.    The parties hereto hereby
          -------------------------------
irrevocably submit to the exclusive jurisdiction of the state and federal courts located in the State of Delaware with respect to any action or proceeding arising out of this Agreement or in any way arising herefrom or relating hereto. THE PARTIES HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY ANY PARTY AGAINST ANY OTHER PARTY ARISING ON, OUT OF OR BY REASON OF THIS AGREEMENT, ANY ALLEGED

TORTIOUS CONDUCT BY ANY PARTY OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATED TO THE RELATIONSHIP BETWEEN THE PARTIES

     8.3  SURVIVAL.  The representations, warranties, covenants and agreements
          --------
made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

     8.4  SUCCESSORS AND ASSIGNS.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Purchasers to purchase the Securities shall not be assignable without the consent of the Company.

     8.5  ENTIRE AGREEMENT; AMENDMENT.  This Agreement and the other documents
          ---------------------------
delivered pursuant hereto at each Closing constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that the holders of a majority of the Series A Shares and Conversion Stock may, with the Company's prior written consent, waive, modify or amend on behalf of all Purchasers any provision hereof governing the rights and obligations of such holders hereunder.

     8.6  NOTICES, ETC.  All notices and other communications required or
          -------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at such Purchaser's address, as shown on the Schedule of Purchasers attached hereto as Exhibit A, or at such other address as
                                          ---------
such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Securities who has so furnished an address to the Company, or (c) if to the Company, at its address set forth on the cover page of this Agreement, or at such other address as the Company shall have furnished to the Purchasers, and addressed to the attention of the President. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     8.7  DELAYS OR OMISSIONS.  Except as expressly provided herein, no delay or
          -------------------
omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative

     8.8   COUNTERPARTS.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     8.9   SEVERABILITY.  In the event that any provision of this Agreement
           ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     8.10  TITLES AND SUBTITLES.  The titles and subtitles used in this
           --------------------
Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

     8.11  EXPENSES.  The Company shall bear its own expenses, and the
           --------
documented out-of-pocket expenses of the Purchasers, incurred thereby with respect to this Agreement and the transactions contemplated hereby, and any amendments or waivers hereto; provided, that the total liability of the Company to the Purchasers pursuant to this Section 8.11 shall not exceed $35,000 in the aggregate; and provided further, that the Company shall have no obligation to pay the expenses of any Purchaser which fails to purchase and pay for the securities purchased thereby in accordance with the terms hereof, which expenses shall be for the sold account of such Purchaser.

     8.12  USE OF PROCEEDS.  The Company shall use the net proceeds of the
           ---------------
issuance and sale of the Series A Shares for the following purposes and in the following order and priority: (a) $1,500,000 for the payment of a portion of its outstanding indebtedness to Cleartel Communications, Inc.; and (b) the balance for capital expenditures and general corporate purposes (but excluding any further payment of the indebtedness referred to in the preceding clause (a)).

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

  The foregoing Agreement is hereby executed as of the date first above written.

                                  "COMPANY"

                                  CAIS INTERNET, INC.,
                                  a Delaware corporation


                                  By:  /s/ Ulysses G. Auger, II
                                       -------------------------
                                           Ulysses G. Auger, II,
                                           Chief Executive Officer


                                  "PURCHASERS"


                                  CHANCERY LANE, L.P.

                                  By: RTA Associates, Inc., General Partner


                                  By: /s/ R. Theodore Ammon
                                      ---------------------
                                      R. Theodore Ammon, Managing Member



                                  CAIS-SANDLER PARTNERS, L.P.

                                  By: /s/ John Kornreich
                                      ------------------
                                      John Kornreich, General Partner


[SIGNATURE PAGE TO PURCHASE AGREEMENT]

                                   EXHIBIT A
                                   ---------

                            SCHEDULE OF PURCHASERS

                                     Number of              Warrant Share
Name and Address                  Series A Shares            Percentage             Purchase Price
----------------                  ---------------            ----------             --------------
Chancery Lane, L.P.                  2,261,734                  2.61%               $10,000,000.00
Three East Fifty-Fourth Street
Suite 1700
New York, NY 10022


CAIS-Sandler Partners, L.P.            565,434                  0.39%               $ 1,500,000.00
                                       -------                  ----                --------------
New York, NY ____


           TOTAL                     2,827,168                   3.0%               $11,500,000.00

                                   EXHIBIT B
                                   ---------

                         FORM OF COMMON STOCK WARRANT
                         ----------------------------

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A CERTAIN STOCKHOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE STOCKHOLDERS THEREOF, WHICH STOCKHOLDERS AGREEMENT IMPOSES CERTAIN RESTRICTIONS UPON THE TRANSFER OF SUCH SECURITIES. THE COMPANY WILL PROVIDE A COPY OF SUCH STOCKHOLDERS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST.


                             COMMON STOCK WARRANT
                                      OF
                              CAIS INTERNET, INC.

                                         Warrant Share Percentage: _____%/(1)/


     THIS CERTIFIES THAT, subject to the terms of this Warrant, __________________, or its permitted successors and assigns (the "Warrantholder"), is entitled to subscribe for and purchase from CAIS Internet,
 -------------
Inc., a Delaware corporation (the "Company"), shares of the fully paid and
                                   -------
nonassessable shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in such number and at such price determined in accordance
      ------------
with this Warrant.

     This Warrant is issued pursuant to a Series A Preferred Stock and Warrant Purchase Agreement dated as of February 19, 1999 between the Company and the purchasers named therein (the "Purchase Agreement").
                               ------------------

     Upon delivery of this Warrant (with the Notice of Exercise in the form attached hereto as Exhibit B-A), together with payment of the Warrant Price of the shares of Common Stock thereby purchased, which payment may be made by converting this Warrant, or any portion thereof, pursuant to Section 5 below ("Warrant Conversion"), at the principal office of the Company or at such other
  ------------------
office or agency as the Company may designate by notice in writing to the holder hereof, the Warrantholder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect thereto.


__________________

/(1)/ Warrant Share Percentages of all Warrant holders are collectively to equal 3%.

     This Warrant is subject to the following terms and conditions:

     1.   Term of Warrant.  This Warrant may be exercised in whole or in part,
          ---------------
at any time on or after the earlier of (a) the closing by the Company of an initial underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public (the "IPO")
                                                                        ---
and (b) the occurrence of a Corporate Transaction (as defined in the Certificate of Incorporation of the Company as in effect on the date hereof; provided, however, that this Warrant shall expire to the extent then unexercised as of 5:00 p.m., Washington, D.C. time, on the earlier of (i) February 19, 2009 or
(ii) the date five years after the Warrants are first exercisable.

     2.   Number of Warrant Shares.  The Warrantholder may exercise the purchase
          ------------------------
right represented by this Warrant with respect to a particular number of shares of Common Stock (or other securities of the Company issuable in the event of a reclassification, change, merger or consolidation as set forth in Section 4(a) hereof) (the "Shares") determined as follows (which number shall be subject to
              ------
adjustment pursuant to Section 4 hereof):

          (a) Corporate Transaction.  If the Company closes a Corporate
              ---------------------
Transaction prior to closing an IPO, the number of Shares issuable upon exercise hereof shall be adjusted to equal the product of (i) the Warrant Share Percentage set forth on the first page of this Warrant (expressed as a decimal fraction) multiplied by (ii) the total number of Shares then issued and outstanding on a fully-diluted basis (excluding out of the money options and warrants in the event of a Corporate Transaction involving the sale of the Company or its assets as an entirety).

          (b) Initial Public Offering.  If the Company closes an IPO prior to
              -----------------------
closing a Corporate Transaction, the number of Shares issuable upon exercise hereof shall equal the product of (i) the Warrant Share Percentage set forth on the first page of this Warrant (expressed as a decimal fraction) multiplied by
(ii) the total number of Shares then issued and outstanding on a fully-diluted basis.

     3.   Warrant Price.  The exercise price of this Warrant (the "Warrant
          -------------                                            -------
Price") shall equal (a) the price per share at which Common Stock is issued and
-----
sold by the Company in the IPO if this Warrant is exercised pursuant to clause
(a) of Section 1 above, and (b) $12.50 per share (subject to appropriate adjustments for any stock dividends, combinations, subdivisions, splits or the like) if this Warrant is exercised pursuant to clause (b) of Section 1 above.

     4.   Adjustment of Number of Shares and Warrant Price.  The number and kind
          ------------------------------------------------
of Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time in accordance with the following provisions.

          (a) Reclassification, Consolidation or Merger.  In case of any
              -----------------------------------------
reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than as a result of a subdivision, split, combination or stock dividend), or in case of any consolidation or merger of the Company with or into another corporation, the Company, or such successor corporation, as the case may be, shall execute a new Warrant, with substantially the same terms as this Warrant, and providing that the holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise in lieu of the Common Stock theretofore issuable upon exercise of this Warrant the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation or merger by the Warrantholder if this Warrant had been fully exercised as of the date giving rise to the issuance of the new Warrant. For such purposes, if the number of Shares for which the Warrantholder may exercise this Warrant has not yet been determined pursuant to Section 2, then the number of Shares for which this Warrant shall be deemed to have been exercisable as of such date shall be determined as if a Corporate Transaction had occurred on such date. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
4. The provisions of this subsection (a) shall similarly apply to successive reclassifications, changes, consolidations and mergers.

          (b) Subdivision or Combination of Shares.  If at any time while this
              ------------------------------------
Warrant remains outstanding and unexpired, and subsequent to the determination of the total number of Shares subject to issuance upon exercise of this Warrant pursuant to Section 2 hereof, the Company shall subdivide, split or combine its Common Stock (or declare a dividend payable in shares of Common Stock), the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

          (c) Adjustment of Number of Shares.  Upon each adjustment in the
              ------------------------------
Warrant Price pursuant to this Section 4, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5.   Payment by Warrant Conversion.  The Warrantholder may exercise the
          -----------------------------
purchase right represented by this Warrant with respect to a particular number of Shares subject to this Warrant ("Converted Warrant Shares") and elect to pay
                                    ------------------------
for a number of such Converted Warrant Shares through Warrant Conversion by specifying such election in the Notice of Exercise attached hereto as Exhibit B-
A. In such event, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any Warrant Price or any cash or other consideration) that number of Shares equal to the quotient obtained by dividing
(x) the value of this Warrant (or the specified portion hereof) on the date of exercise, which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Warrant from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the date of exercise, by (y) the fair market value of one Share on the date of exercise. For purposes of this Section 5, fair market value of a Share as of a particular date shall be as determined in accordance with the procedures for valuing the Series A Preferred set forth in subsection IV.C.4(a) of the Certificate of Incorporation of the Company as in effect on the date hereof (with the Representative (as defined therein) to be selected by the Majority Warrantholders).

     6.   Notices.
          -------

          (a) Upon any adjustment of the Warrant Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the registered holder of this Warrant (the "Notice").The Notice shall be mailed to the address of such
                      ------
holder as shown on the books of the Company; and shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

        (b) In the event that the Company shall propose at any time to effect a Corporate Transaction or an IPO, the Company shall send to the Warrantholder at least 20 days' prior written notice of the date when the same shall take place. Any such written notice shall be given by first class mail, postage prepaid, addressed to the Warrantholder at the address as shown on the books of the Company for the Warrantholder.

     7. Miscellaneous.
        -------------

        (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable upon the exercise hereof.

        (b) No Warrantholder, as such, shall be entitled to vote or receive dividends or be deemed to be a stockholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a stockholder of the Company, or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

        (c) Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

        (d) The Company will not, by amendment of its certificate of incorporation or bylaws or through any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all actions as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

        (e) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or distribution, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

        (f) Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the holders of at least a majority of the aggregate outstanding and unexercised Warrants issued pursuant to the Purchase Agreement.

        (g) The Company hereby agrees that at all times there shall be reserved for issuance and/or deliver upon exercise of this Warrant, free from preemptive rights, such number of authorized but unissued shares of Common Stock as from time to time shall be required for issuance or delivery upon exercise of this Warrant. The Company further agrees that it will promptly to take all action as may from time to time be required in order to permit the holder hereof to exercise this Warrant and the Company duly and effectively to issue shares of Common Stock hereunder.

          (h) This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of laws provisions thereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


Dated: February 19, 1999

                                  CAIS INTERNET, INC.



                                  _____________________________________________
                                  Ulysses G. Auger, II, Chief Executive Officer

                                  EXHIBIT B-A
                                  -----------

                              NOTICE OF EXERCISE
                              ------------------

TO:  CAIS Internet, Inc.

     1. The undesigned hereby elects to purchase _______________ shares of the Common Stock of CAIS Internet, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. The undersigned hereby elects to exercise the purchase right with respect to ___________ shares of such Common Stock through Warrant Conversion, as set forth in Section 3 of the attached Warrant.

     3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other names as is specified below:

               _______________________________________
                    (Name)

               _______________________________________


               _______________________________________
                    (Address)

     4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed the Investment Representation Statement attached hereto as Exhibit B-B.

                              Signature of Warrantholder:

                              ___________________________________

                              By:________________________________

                              Title_______________________________

                              Date:______________________________


                                     B-A-1

                                  EXHIBIT B-B
                                  -----------

                              CAIS INTERNET, INC.

                               WARRANT EXERCISE

                      INVESTMENT REPRESENTATION STATEMENT



PURCHASER           :  ______________________________


COMPANY             :  CAIS Internet, Inc.

SECURITY            :  Common Stock (the "Securities")
                                          ----------
NUMBER OF SHARES    :  ______________________________

DATE                :  ____________________, _____

     In connection with the purchase of the above-listed Securities, the undersigned Purchaser hereby represents and warrants to the Company as follows:

          (a) The undersigned is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The undersigned is purchasing these Securities for his, her or its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").
              --------------

          (b) The undersigned understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the investment intent of the undersigned as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be
                          ---
unavailable if the undersigned's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) The undersigned further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the undersigned understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the purchaser satisfactory to the Company or unless the Company received a no-action letter from the SEC.

                                     B-B-1

          (d) The undersigned further understands that at the time the undersigned wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market exists, the Company may not be satisfying the current public information requirements of Rule 144 promulgated under the Securities Act, and that, in such event, the undersigned may be precluded from selling the Securities under Rule 144.

          (e) The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A promulgated under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                              Signature of Purchaser:

                              ___________________________________

                              Print Name:_________________________

                              Title:______________________________

                              Date:_______________________________


                                     B-B-2

                                   EXHIBIT C
                                   ---------

See Exhibit 3.1 to the Registration Statement.

                                   EXHIBIT D
                                   ---------

See Exhibit 3.2 to the Registration Statement.

                                   EXHIBIT E
                                   ---------

                              DISCLOSURE SCHEDULE

     This disclosure of exceptions is made and given pursuant to the CAIS Internet, Inc. Series A Preferred Stock and Warrant Purchase Agreement, dated as of February 19, 1999 (the "Agreement"). The section numbers below correspond to the section numbers of the representations and warranties in the Agreement which are modified by the disclosures; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would be appropriate. All capitalized terms shall have the meanings as defined in the Agreement, unless the context otherwise requires. Dollars references are to United States dollars, unless otherwise indicated. Descriptions of agreements herein are summaries only and are qualified in their entirety by the specific terms of such agreements, copies of which are available upon request to the Company. Where any representation or warranty contained in the Agreement is limited or qualified by materiality, inclusion of information in this Schedule does not constitute a determination by the Company that such matters are material.
AS EACH PURCHASER'S INVESTMENT IN THE COMPANY IS HIGHLY SPECULATIVE AND ENTAILS A SUBSTANTIAL DEGREE OF RISK, EACH PURCHASER IS STRONGLY URGED TO REVIEW CAREFULLY THIS SCHEDULE.

     SECTION 3.4  SUBSIDIARIES.  The Company has one Subsidiary, CAIS, Inc.,
                  -------------
a corporation organized under the laws of the Commonwealth of Virginia, which is a direct wholly owned subsidiary of the Company, and no Affiliated Entities:

     SECTION 3.9  CHANGES.      (a) On February 12, 1999, the Company (i)
                  --------
transferred interests in Cleartel Communications Limited Partnership ("Cleartel LP") to Cleartel Communications, Inc. ("Cleartel Inc."), (ii) liquidated Cleartel LP and (iii) effected a spin-off of Cleartel Inc. to the existing shareholders of the Company (the "Spin-off"). Holders of options to purchase shares of the Company's Common Stock received, as a result of the Spin-off, pro rata options to purchase shares of Common Stock in Cleartel Inc.

                         (b) Reference is made to the schedule entitled "Certain
Relationships and Related Transactions, " attached hereto.

                         (c) Reference is made to the schedules entitled (i)
"Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A"), (ii) "Business," (iii) "Management," (iv) "Principal Stockholders," (v) "Description of Capital Stock" and (vi) "Risk Factors," attached hereto.

                         (d) Reference is made to the Financial Statements.

     SECTION 3.11 LITIGATION.  Reference is made to the schedules entitled
                  -----------
(i) "Risk Factors," (ii) "MD&A" and (iii) "Business," attached hereto.

     SECTION 3.13 INTELLECTUAL PROPERTY; TRADEMARKS.  Reference is made to the
                  ----------------------------------
schedules entitled (i) "Risk Factors" and (ii) "Business," attached hereto.

     SECTION 3.16   EMPLOYEE MATTERS.  Reference is made to the schedules
                    -----------------
entitled (i) "Management" and (ii) "Certain Relationships and Related Transactions," attached hereto.

     SECTION 3.19   NO CONFLICT OF INTEREST.  Reference is made to the schedules
                    ------------------------
entitled (i) "Risk Factors," (ii) "Management" and "Certain Relationships and Related Transactions," attached hereto.

     SECTION 3.20   DISCLOSURE.  Reference is made to the schedules entitled (i)
                    -----------
"Risk Factors," (ii) "MD&A," (iii) "Management," and (ii) "Certain Relationships and Related Transactions."

                                   EXHIBIT F
                                   ---------

See Exhibit 4.4 to the Registration Statement.

                                   EXHIBIT G
                                   ---------

See Registration Statement's Financial Statements.

                                   EXHIBIT H
                                   ---------

                      FORM OF OPINION OF COMPANY COUNSEL


                               February 19, 1999


To the Purchasers Listed in Exhibit A
to the CAIS Internet, Inc.
Series A Preferred Stock and Warrant
Purchase Agreement Dated
as of February 19, 1999

Ladies and Gentlemen:

     Reference is made to the Series A Preferred Stock and Warrant Purchase Agreement, dated as of February 19, 1999 (the "Purchase Agreement"), complete
                                               ------------------
with all listed exhibits thereto, by and between CGX Communications, Inc., a Delaware corporation (the "Company"), and the persons and entities listed in
                           -------
Exhibit A to the Purchase Agreement (the "Investors"), which provides for the
                                          ---------
issuance by the Company to the Investors of (i) up to an aggregate of 2,827,168 shares of Series A Preferred Stock of the Company (the "Shares") and (ii)
                                                        ------
warrants to purchase shares of Common Stock (the "Warrants").  This opinion is
                                                  --------
rendered to you pursuant to Section 5.3 of the Purchase Agreement, and all terms used herein have the meanings defined for them in the Purchase Agreement unless otherwise defined herein.

     We have acted as counsel for the Company in connection with the negotiation of the Purchase Agreement and the Stockholders Agreement dated as of February 19, 1999 (the "Stockholders Agreement") (collectively the "Agreements") and the
               ----------------------                      ----------
issuance of the Shares and the Warrants. As such counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion, including without limitation the Transaction Certificate attached hereto (the "Transaction Certificate"). In such examination we have
                      -----------------------
assumed the genuineness of all signatures on original documents, the authenticity of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

     As used in this opinion, the expression "to our knowledge" with reference to matters of fact means that, after an examination of documents made available to us by the Company, and after inquiries of officers of the Company, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expression "to our knowledge" with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the.

Company solely in connection with the Agreements and the transactions contemplated thereby. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinions set forth below.

     For purposes of this opinion, we are assuming that you have all requisite power and authority, and have taken any and all necessary corporate or partnership action, to execute and deliver the Agreements and we are assuming that the representations and warranties made by you in the Purchase Agreement and pursuant thereto are true and correct. We are also assuming that the Investors have purchased the Shares for value, in good faith and without notice of any adverse claims within the meaning of the District of Columbia Uniform Commercial Code.

     Based upon and subject to the foregoing, and except as set forth in the Purchase Agreement and the exhibits thereto, we are of the opinion that:

     1. The Company is a corporation duly organized and (based solely on the attached Certificate of Good Standing issued by the Secretary of State of the State of Delaware) validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Subsidiary is a corporation duly formed and (based solely on the attached letter of confirmation from CT Corporation System) validly existing and in good standing under, and by virtue of the laws of the Commonwealth of Virginia, and is in good standing under such laws. Each of the Company and the Subsidiary has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

     2. The Company has all requisite legal and corporate power to execute and deliver the Agreements, to sell and issue the Shares and the Warrants under the Purchase Agreement, to issue the Conversion Stock and to carry out and perform its obligations under the terms of the Agreements.

     3. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 9,966,074 shares are issued and outstanding, and 25,000,000 shares of Preferred Stock, of which 2,827,168 shares are designated as Series A Shares, none of which are issued and outstanding prior to the Initial Closing, and 1,119,679 Series B Shares, all of which are issued and outstanding. All such issued and outstanding Series B Shares and shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive or similar rights contained in the Restated Certificate or By-Laws of the Company. The Company has reserved (a) 2,827,168 Series A Shares for issuance under the Purchase Agreement, (b) 2,827,168 shares of Common Stock for issuance upon conversion of the Series A Shares, (c) 1,119,679 shares of Common Stock for issuance upon conversion of the Series B Shares, (d) 1,000,000 shares of Common Stock for issuance upon conversion of the Warrants, (e) 1,500,000 shares of Common Stock for issuance pursuant to the Company's Amended and Restated l998 Equity Incentive Plan, (f) 2,033,926 shares of Common Stock for issuance to two executive officers of the Company pursuant to two option agreements, (g) 390,000 shares of Common Stock for issuance of Warrants held by ING (U.S.) Capital, Inc., and (h) 25,000 shares of Common Stock for issuance pursuant to the Settlement Agreement dated

January 24, 1999 between the Subsidiary and Terk Technologies Corp. The Series A Shares to be issued under the Purchase Agreement will be validly issued, fully paid and nonassessable and will be free of any liens, encumbrances and preemptive or similar rights contained in the Restated Certificate or By-Laws of the Company other than liens created by the Investors. The Conversion Stock has been duly and validly reserved and, when issued in compliance with the Purchase Agreement, the Warrants and the Restated Certificate, will be validly issued, fully paid and nonassessable and free of any liens, encumbrances and preemptive or similar rights contained in the Restated Certificate or By-Laws of the Company other than liens created by the Investors; provided, however, that the Shares and the Conversion Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth in the Stockholders Agreement. To our knowledge, except for rights described in the Purchase Agreement (including the exhibits thereto) and the Restated Certificate, there are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of the Company, or any other agreements to issue any such securities or rights.

     4. The authorized capital stock of the Subsidiary consists of 1,000 shares of common stock, par value $.01, of which 100 shares are issued and outstanding and owned by the Company.

     5. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution and delivery by the Company of the Agreements, and the authorization, sale, issuance and delivery of the Series A Shares and the Warrants (and the Conversion Stock), and the performance of the Company's obligations under the Agreements has been taken. The Agreements have been duly and validly executed and delivered by the Company and each constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     6. The execution, delivery and performance of and compliance with the terms of the Agreements and the issuance of the Series A Shares and the Warrants (and the Conversion Stock) do not violate any provision of the Restated Certificate or the Company's By-Laws or, to our knowledge, any provision of any applicable federal or state statute, rule or regulation. To our knowledge, the Company is not in violation of any term of the Restated Certificate or the Company's By-Laws.

     7. Except as identified in the Purchase Agreement and the exhibits thereto, to our knowledge, there are no actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency (nor, to our knowledge, is there any written threat thereof), which, if adversely determined, questions the validity of the Agreements or any action taken or to be taken by the Company in connection therewith or would have a Material Adverse Effect on the Company.

     8. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     9. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreements or the offer, sale or issuance of the Series A Shares and the Warrants (and the Conversion Stock), or the consummation of any other transaction contemplated thereby, except for such as have been obtained and for qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) under applicable blue sky laws (but excluding jurisdictions outside of the United States) of the offer and sale of the Series A Shares and the Warrants (and the Conversion Stock) under applicable blue sky laws.

     The opinions expressed below are subject to the following qualifications:

          (a) We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors;

          (b) We express no opinion as to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity);

          (c) We express no opinion as to compliance with applicable anti-fraud provisions of federal or state securities laws;

          (d) We express no opinion as to the enforceability of the indemnification provisions of Section 5.7 of the Stockholders Agreement executed by the Investors contemporaneously with the Purchase Agreement to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions; and

          (e) We are members of the Bar of the District of Columbia and we are not expressing any opinion as to any matter relating to the laws of any jurisdiction other than the federal laws of the United States of America and the Delaware General Corporation Law.

     This opinion is furnished to the Purchasers as of the date first written above solely for their benefit in connection with the purchase of the Shares and the Warrants, and may not be relied upon by any other person or for any other purpose without our prior written consent.

                              Very truly yours,



                              SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

                                   EXHIBIT I
                                   ---------

                            FORM OF PROMISSORY NOTE

$8,000,000.00                                                February 19, 1999

     FOR VALUE RECEIVED, the undersigned, Chancery Lane, L.P. ("Maker"), hereby
                                                                -----
unconditionally promises to pay to CAIS Internet, Inc., a Delaware corporation ("Payee"), on March 12, 1999, at its offices at 1255 22/nd/ Street, N.W.,
  -----
Washington, D.C. 20037, or at such other place as Payee may designate, in immediately available funds, the sum of $8,000,000.00.

     1.   This Promissory Note (the "Note") is issued in connection with that
                                     ----
certain Series A Preferred Stock and Warrant Purchase Agreement (the "Agreement") dated as of even date herewith among Payee and the persons and
 ---------
entities listed in Exhibit A thereto. Terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

     2. Whenever, under the terms of this Note, any amount outstanding and unpaid shall become due and payable, Payee may pursue whatever remedies, legal or equitable, are available to collect the unpaid balance thereof. No delay or omission on the part of Payee in exercising any right or remedy hereunder shall operate as a waiver thereof or preclude the exercise thereof at any time during the continuance of any default and no extension of the maturity of this Note or the time of any payment shall affect the liability of Maker. Maker hereby waives presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note.

     3. This Note for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

     4. Maker hereby waives all rights to interpose any claims, deductions, setoffs or counterclaims of any kind, nature or respect to this Note or any matter arising herefrom or relating hereto, except compulsory counterclaims.

     5. The execution and delivery of this Note has been authorized by the Board of Directors of Maker. If the undersigned are more than one, this Note shall be binding jointly and severally upon the undersigned and their respective successors and assigns and the term "Maker" shall mean all the undersigned and any one or more of them and their successors and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

     MAKER HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF DELAWARE WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS NOTE OR ANY MATTER ARISING HEREFROM OR RELATING HERETO.

     MAKER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER MAKER OR PAYEE AGAINST THE OTHER ARISING ON, OUT OF OR BY REASON OF THIS NOTE, ANY ALLEGED TORTIOUS CONDUCT BY MAKER OR PAYEE OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATED TO THE RELATIONSHIP BETWEEN MAKER AND PAYEE.

     IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered as of the date first above written.

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

                                  CHANCERY LANE, L.P.

                                  By: RTA Associates, L.L.C., General Partner


                                  By:__________________________________
                                     R. Theodore Ammon, Managing Member

                                      I-2